UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 19, 2025

INTRUSION INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-39608	75-1911917
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 East Park Blvd, Suite 1200 Plano, Texas	75074
(Address of Principal Executive Offices)	(Zip Code)

(888) 637-7770

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	INTZ	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

Intrusion Inc. (“Intrusion”) held its Annual Meeting of Stockholders on August19, 2025 (the “Annual Meeting”). At the Annual Meeting, Intrusion’s stockholders voted on three proposals, each of which is described in more detail in Intrusion’s definitive proxy statement filed with the Securities and Exchange Commission on July 2, 2025 (the “Proxy Statement”). Present at the Annual Meeting in person or by proxy were holders representing 11,032,314 shares of Common Stock, representing 11,032,314 votes and approximately 55.45% of the eligible votes, constituting a quorum. The following is a brief description of each matter voted upon and the certified results, including the number of votes cast for or against each matter and the number of abstentions and broker non-votes, if applicable, with respect to each matter.

The stockholders of Intrusion voted on the following items at the Annual Meeting:

(1)	To elect five (5) directors to serve until the next Annual Meeting of Stockholders or until their respective successors are duly elected and qualified: Anthony J. LeVecchio; Anthony Scott; Katrinka B. McCallum; Gregory K. Wilson, and Dion Hinchcliffe.

(2)	To ratify the appointment of Whitley Penn LLP as independent auditors of the Company for the fiscal year ending December 31, 2025.

(3)	To approve on an advisory non-binding basis the compensation of the Company’s named executives.

1.	Election of Directors

The nominees for director proposed by Intrusion were elected to serve until Intrusion’s 2026 Annual Meeting of Stockholders or until their successors are elected and qualified, subject to earlier resignation or removal. The voting results were as follows:

Director	For	Withheld	Broker Non-Votes
ANTHONY SCOTT	3,195,092	148,873	7,688,349
ANTHONY J. LEVECCHIO	3,194,621	149,344	7,688,349
KATRINKA B. MCCALLUM	3,194,780	149,185	7,688,349
GREGORY K. WILSON	3,181,255	162,710	7,688,349
DION HINCHCLIFFE	3,194,792	149,173	7,688,349

2.	Appointment of Whitley Penn LLP

Stockholders ratified the appointment of Whitley Penn LLP as Intrusion’s independent registered public accounting firm for Intrusion’s fiscal year ending December 31, 2025. The voting results were as follows;

For	Against	Abstain	Broker Non-Votes
9,715,649	19,167	1,297,498	0

3.	Approval on an advisory non-binding basis the compensation of the Company’s named executives.

Stockholders approved on an advisory non-binding basis the compensation of its named executive officers, as disclosed in the Executive Compensation section of the Proxy Statement. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
3,099,835	190,545	53,585	7,688,349

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Intrusion, Inc.

Dated: August 25, 2025	By:	/s/ Kimberly Pinson
Kimberly Pinson
Chief Financial Officer

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